UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2011

Global Growth Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-156479	26-3859644
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On October 20, 2011, Global Growth Trust, Inc. (the “Company”) filed a Form 8-K disclosing our acquisition of a three-building office complex totaling 263,742 net rentable square feet, located in Duluth, Georgia (collectively referred to as the “Gwinnett Center”) on October 17, 2011 from an unaffiliated third party.

The Form 8-K is hereby amended to include the required financial information.

(a)	Financial Statements of Business Acquired.

Gwinnett Center:

Statements of Revenues and Certain Expenses:

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (Unaudited)

Notes to Statements of Revenues and Certain Expenses

(b)	Pro Forma Financial Information.

Global Growth Trust, Inc. and Subsidiaries:

Unaudited Pro Forma Consolidated Financial Statements:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2011

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2011

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010

Notes to Unaudited Pro Forma Consolidated Financial Statements

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Global Growth Trust, Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2010, and other documents filed from time to time with the Securities Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: the global impact of the current credit crisis in the U.S. and Europe; changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks of doing business internationally and global expansion, including unfamiliarity with new markets and currency risks; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable rents and terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brands.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 23, 2011	GLOBAL GROWTH TRUST, INC.

	By:	Steven D. Shackelford
	Name:	Steven D. Shackelford
	Title:	Chief Financial Officer

Report of Independent Certified Public Accountants

To the Stockholders of Global Growth Trust, Inc.:

We have audited the accompanying statement of revenues and certain expenses (the “Statement”) of Gwinnett Center for the year ended December 31, 2010. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the registration statement on Form S-11 of Global Growth Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of Gwinnett Center’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of Gwinnett Center for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 22, 2011

Gwinnett Center

Statements of Revenues and Certain Expenses

	Year Ended December 31, 2010	Nine Months Ended September 30, 2011 (Unaudited)
Revenues:
Rental income	$3,159,631	$1,664,258
Tenant reimbursements	33,624	10,005
Other income	14,714	15,218

Total revenues	3,207,969	1,689,481

Certain expenses:
Property operating expenses	967,827	684,138
Real estate and other taxes	429,547	261,900
Property management fees	100,408	56,689
Bad debt expense	411,556	7,546

Total certain expenses	1,909,338	1,010,273

Revenues in excess of certain expenses	$1,298,631	$679,208

The accompanying notes are an integral part to the statements of revenues and certain expenses.

Gwinnett Center

Notes to Statements of Revenues and Certain Expenses

Year Ended December 31, 2010 and Nine Months Ended September 30, 2011 (Unaudited)

(1) Organization and Basis of Presentation

The accompanying statements of revenues and certain expenses (the “Statements”) relate to a fee simple interest in a three multi-tenant building complex situated on approximately 16 acres and having an aggregate of 263,742 net rentable square feet. The three building complex, known as Gwinnett Center, is located in Duluth, Georgia, approximately 30 miles northeast of downtown Atlanta in Gwinnett County.

The Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the Statements are not representative of the actual results of operations of Gwinnett Center due to the exclusion of certain expenses which may not be comparable to the proposed future operations of Gwinnett Center including depreciation and amortization expense, interest income and expense, amortization of above and below market leases, and other expenses not directly related to the proposed future operations of Gwinnett Center.

On October 17, 2011, Global Growth Trust, Inc. (the “Company”), through a subsidiary formed for such purpose, closed on the acquisition of Gwinnett Center. The operating results of Gwinnett Center subsequent to October 16, 2011 will be included in the consolidated financial statements of the Company and its subsidiaries. From January 1, 2011 to October 17, 2011, Gwinnett Center was owned by Leeward Strategic Properties, Inc. (the “Seller”), a Delaware corporation and an affiliate of General Electric Capital Corporation. For the year ended December 31, 2010, Gwinnett Center was owned and operated by Kaufman Realty Group, LLC (the “Prior Owner”), a Georgia limited liability company. Neither the Seller nor the Prior Owner are affiliated with the Company or its subsidiaries.

(2) Significant Accounting Policies

Revenue Recognition - Rental revenue is recognized on a straight-line basis over the terms of the leases when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the leases are charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment increased revenue by $106,482 for the year ended December 31, 2010 and $81,803 for the nine months ended September 30, 2011 (unaudited). Tenant reimbursements represent additional rents and are recognized in the period in which the related expenses are incurred.

Bad Debt Expense - Bad debt expense includes the write-off of the cumulative straight-line balances at the termination of a lease. During the year ended December 31, 2010 and the nine months ended September 30, 2011, $408,763 and $0, respectively, were recorded as bad debt expense related to lease terminations

Use of Estimates - Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Interim Period Statement (unaudited) - The interim statement of revenue and certain expenses for the nine months ended September 30, 2011 is unaudited. In the opinion of management, the unaudited interim information for the nine months ended September 30, 2011 includes all adjustments necessary to present fairly the revenues and certain expenses for such period.

Gwinnett Center

Notes to Statements of Revenues and Certain Expenses – Continued

Year Ended December 31, 2010 and Nine Months Ended September 30, 2011 (Unaudited)

(3) Description of Leasing Arrangements

Gwinnett Center was leased to approximately 30 to 40 tenants during 2010 and the nine months ended September 30, 2011. Generally, the lease terms are for periods of five to ten years with remaining lease terms expiring at various times through 2016. Certain leases have renewal options ranging from one to six years. In addition to base rent, the tenants are responsible for reimbursing the landlord for certain property operating expenses.

Future minimum base rentals on the non-cancelable operating leases at December 31, 2010, were as follows:

2011	$1,981,957
2012	1,574,647
2013	1,093,495
2014	914,931
2015	701,427
Thereafter	424,624

The above future minimum lease payments exclude tenant reimbursements, accrued rental revenue and amortization of any above/below-market lease intangibles.

(4) Related Party Transaction

Property management services for Gwinnett Center prior to October 17, 2011 were performed by an affiliate of the Prior Owner. In connection therewith, Gwinnett Center incurred property and construction management fees of $100,408 and $56,689 for the year ended December 31, 2010 and the nine months ended September 30, 2011 (unaudited).

(5) Subsequent Events

Management has evaluated the events and transactions that have occurred through December 22, 2011, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

GLOBAL GROWTH TRUST, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS

The accompanying Unaudited Pro Forma Consolidated Balance Sheet of Global Growth Trust, Inc. and its subsidiaries (the “Company”) is presented as if the Gwinnett Center acquisition described in Note 2 had occurred on September 30, 2011.

The accompanying Unaudited Pro Forma Consolidated Statements of Operations of the Company are presented for the nine months ended September 30, 2011 and for the year ended December 31, 2010 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisition of Gwinnett Center as if it had occurred on January 1, 2010.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results if the transaction reflected herein had occurred on the dates or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future.

GLOBAL GROWTH TRUST, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2011

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS

Real estate assets (including from VIEs of $4,951,372)	$5,425,926	$11,170,000	(1)	$16,595,926
Intangibles	—	2,994,528	(1)	2,994,528
Cash and cash equivalents (including from VIEs of $7,672)	22,085,601	(6,835,100)	(1)	14,734,440
		(119,258)	(2)
		(396,803)	(3)
Prepaid expenses and other assets	79,327	72,962	(3)	152,289
Loan costs, net (including from VIEs of $159,459 )	216,937	119,258	(2)	336,195
Deposits on real estate	150,000	(150,000)	(1)	—

Total assets	$27,957,791	$6,855,587		$34,813,378

LIABILITIES AND EQUITY

Liabilities:
Mortgage note payable	$—	$7,000,000	(1)	$7,000,000
Accrued development costs (including from VIEs of $501,565)	510,619	—		510,619
Accounts payable and other accrued expenses (including from VIEs of $14,756)	237,528	(21,105)	(3)	216,423
Below market leases	—	64,528	(1)	64,528
Due to related parties	843,517	—		843,517
Security deposits and other liabilities	—	114,900	(1)	114,900

Total liabilities	1,591,664	7,158,323		8,749,987

Commitments and contingencies

Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value per share, authorized and unissued 200,000,000 shares	—	—		—
Common stock, $0.01 par value per share, 1,120,000,000 shares authorized; 3,540,511 shares issued and outstanding (including 64,890 shares declared as a stock dividend as of September 30, 2011 and distributed October 14, 2011)	35,405	—		35,405
Capital in excess of par value	28,533,847	—		28,533,847
Accumulated deficit	(2,433,243)	(302,736)	(3)	(2,735,979)

Total stockholders’ equity	26,136,009	(302,736)		25,833,273
Noncontrolling interest	230,118	—		230,118

Total equity	26,366,127	(302,736)		26,063,391

Total liabilities and equity	$27,957,791	$6,855,587		$34,813,378

The abbreviation VIEs shown above means Variable Interest Entities.

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GLOBAL GROWTH TRUST, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Rental income from operating leases	$—	$1,582,455	(a)	$1,574,942
		40,106	(b)
		(47,619)	(d)
Tenant reimbursements	—	10,005	(a)	10,005
Other income	—	15,218	(a)	15,218

Total revenues	—	1,600,165		1,600,165

Expenses:
Property operating expenses	—	946,038	(c)	946,038
General and administrative	936,580	—		936,580
Acquisition fees and expenses	93,684	(70,252)	(g)	23,432
Asset management fees to related party	—	105,758	(e)	105,758
Property management fees to related party	—	55,736	(f)	55,736
Bad debt expense	—	7,546	(c)	7,546
Depreciation and amortization	—	654,095	(d)	654,095

Total expenses	1,030,264	1,698,921		2,729,185

Operating loss	(1,030,264)	(98,756)		(1,129,020)

Other income (expense):
Interest and other income	—	—		—
Interest expense and loan cost amortization	—	(304,059)	(h)	(304,059)

Total other income (expense)	—	(304,059)		(304,059)

Net loss	$(1,030,264)	$(402,815)		$(1,433,079)

Net loss per share of common stock (basic and diluted)	$(0.40)			$(0.45)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 5(j))	2,576,089			3,212,943

See accompanying notes to unaudited pro forma consolidated financial statements

GLOBAL GROWTH TRUST, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Rental income from operating leases	$—	$3,053,149	(a)	$3,286,541
		294,239	(b)
		(60,847)	(d)
Tenant reimbursements	—	33,624	(a)	33,624
Other income	—	14,714	(a)	14,714

Total revenues	—	3,334,879		3,334,879

Expenses:
Property operating expenses	—	1,397,374	(c)	1,397,374
General and administrative	1,382,174	—		1,382,174
Organizational costs	20,805	—		20,805
Asset management fees to related party	—	129,260	(e)	129,260
Property management fees to related party	—	108,037	(f)	108,037
Bad debt expense	—	2,793	(c)	26,986
		24,193	(i)
Depreciation and amortization	—	835,788	(d)	835,788

Total expenses	1,402,979	2,497,445		3,900,424

Operating loss	(1,402,979)	837,434		(565,545)

Other income (expense):
Interest expense and loan cost amortization	—	(405,412)	(h)	(405,412)

Total other income (expense)	—	(405,412)		(405,412)

Net loss	$(1,402,979)	$432,022		$(970,957)

Net loss per share of common stock (basic and diluted)	$(1.58)			$(0.62)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 5(j))	890,042			1,573,401

See accompanying notes to unaudited pro forma consolidated financial statements.

GLOBAL GROWTH TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying Unaudited Pro Forma Consolidated Balance Sheet of Global Growth Trust, Inc. and its subsidiaries (collectively, the “Company”) is presented as if the acquisition of Gwinnett Center described in Note 2 had occurred as of September 30, 2011. In addition, the Unaudited Pro Forma Consolidated Statements of Operations of the Company are presented for the nine months ended September 30, 2011 and year ended December 31, 2010 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisition of Gwinnett Center, described in Note 2, as if it had occurred on January 1, 2010. The amounts included in the historical columns represent the Company’s historical financial condition and operating results for the balance sheet date and the respective Pro Forma Period presented, respectively.

The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, including the Company’s plans to lease up the property, as if management’s actions were carried out in previous reporting periods.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of what the Company’s actual financial results would have been had the Gwinnett Center transaction reflected herein occurred on January 1, 2010 or been in effect during the Pro Forma Periods. In addition, this pro forma consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods. This pro forma consolidated financial information does not include pro forma adjustments for other properties acquired during or subsequent to the Pro Forma Period. As of September 30, 2011, the Company owned one property under construction which is included in the historical financial statements of the Company.

2.	Pro Forma Transaction

On October 17, 2011, the Company acquired a fee simple interest in a three multi-tenant building complex located in Duluth, Georgia, approximately 30 miles northeast of downtown Atlanta in Gwinnett County (“Gwinnett Center”), for $14.1 million, exclusive of closing costs and assumed liabilities. Gwinnett Center is situated on approximately 16 acres and has an aggregate of 263,742 net rentable square feet. In connection with the acquisition of Gwinnett Center, the Company incurred acquisition fees and expenses totaling approximately $373,000, including expenses of approximately $70,000 that had been incurred as of September 30, 2011 and $260,850 in investment services fees to the Company’s advisor described below.

The Company funded approximately $7.0 million of the purchase price from the proceeds of a loan, as described below, and paid the balance of the purchase price, closing costs, loan costs and other expenses from proceeds of its public offering of shares of common stock (the “Offering”).

GLOBAL GROWTH TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS - CONTINUED

2.	Pro Forma Transaction (continued)

The following summarizes the allocation of the purchase price for Gwinnett Center and the estimated fair values of the assets acquired and liabilities assumed:

Land	$2,750,000
Land improvements	270,000
Buildings	7,930,000
Above market leases	344,528
Below market leases	(64,528)
In-place leases	2,650,000
Tenant improvements	220,000
Less liabilities assumed	(114,900)

Net assets acquired	$13,985,100

In connection with the acquisition of Gwinnett Center, the Company obtained a $7.0 million loan (the “Mortgage Note Payable”). The loan bears interest at a variable rate equal to to the greater of (i) 4.95% or (ii) the LIBOR base rate (as defined in the loan agreement) plus 3.50% per annum. The loan agreement provides for the reduction of the interest rate to the greater of (i) 4.20% or (ii) the LIBOR base rate plus 3.50% per annum if a minimum debt service coverage ratio is attained. The interest rate is also subject to a de minimis increase if a minimum deposit account balance is not maintained.

The loan has an initial term of three years and requires interest only monthly payments, with an option to extend the loan for an additional two years, subject to meeting certain requirements and including the payment of an extension fee of 0.50% of the loan amount then outstanding. During the two-year extension, if any, monthly payments will equal $17,050 of principal and monthly accrued interest until the extended maturity date, at which time the loan will be due and payable in full. In connection with the Mortgage Note Payable, the Company incurred approximately $177,000 in loan costs, including approximately $22,000 that had been incurred and $35,000 that had been paid as a deposit as of September 30, 2011. These costs have been capitalized and are being amortized as interest expense over the term of the loan.

Between January 1, 2010 and September 30, 2011, Gwinnet Center was partially leased to approximately 30 to 40 tenants with remaining lease terms expiring at various times during the next five years. Certain tenants have lease renewal options ranging from one to six years following the expiration of the current terms. In addition to base rents, the tenants also are responsible for payment of certain property operating expenses.

The leases are accounted for as operating leases; therefore, revenue is recognized as rentals are earned and expenses (including depreciation) are charged to operations as incurred. Scheduled rental payments are recognized on a straight-line basis over the remaining lease terms so as to produce constant periodic rent in accordance with GAAP. Tenant reimbursements are recognized in the period in which the related expenses are incurred.

GLOBAL GROWTH TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS - CONTINUED

3.	Related Party Transactions

The Company’s external advisor is CNL Global Growth Advisors, LLC (the “Advisor”). The Advisor is responsible for managing the Company’s affairs on a day-to-day basis and for identifying and making acquisitions and investments on behalf of the Company pursuant to an advisory agreement. The Advisor and certain affiliates are entitled to receive fees and compensation in connection with the acquisition and management of the Company’s assets.

Pursuant to the advisory agreement, the Advisor receives investment services fees equal to 1.85% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In connection with the acquisition of Gwinnett Center, the Company incurred $260,850 in investment services fees payable to the Advisor. In addition, the Advisor is entitled to receive a monthly asset management fee of 0.08334% of the real estate asset value (as defined in the agreement) of the Company’s properties as of the end of the preceding month.

Pursuant to a master property management agreement, CNL Global Growth Managers, LLC (the “Property Manager”) receives property management fees of up to 4.5% of gross revenues for management of the Company’s properties. The Company has agreed to pay the Property Manager property management fees equal to 3.5% of gross receipts of Gwinnett Center.

4.	Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

The adjustments to the Unaudited Pro Forma Consolidated Balance Sheet represent adjustments to the Company’s historical amounts to present the Company’s financial condition as if Gwinnett Center had been acquired on September 30, 2011.

(1)	Represents cash and borrowings under the Mortgage Note Payable used to acquire Gwinnett Center.

(2)	Represents additional loan costs incurred subsequent to September 30, 2011 in connection with the Mortgage Note Payable described in Note 2 above.

(3)	Represents acquisition fees and expenses, as well as prepaid property taxes paid at closing, incurred subsequent to September 30, 2011, including the investment services fee payable to the Company’s Advisor in connection with the closing of Gwinnett Center.

5.	Adjustments to Unaudited Pro Forma Consolidated Statements of Operations

The adjustments to the Unaudited Pro Forma Consolidated Statements of Operations represent adjustments to the Company’s historical amounts to present the Company’s results of operations as if Gwinnett Center had been owned for the full Pro Forma Periods.

(a)	Represents historical base rental income, tenant reimbursements and other income for the applicable Pro Forma Periods.

(b)	Represents the effect of recognizing rental income on a straight-line basis from January 1, 2010 through the end of the lease terms for the applicable Pro Forma Periods.

(c)	Represents historical property operating expenses and bad debt expense, excluding property management fees and amounts of historical straight-line rent adjustments written off relating to lease terminations, for the applicable Pro Forma Periods.

GLOBAL GROWTH TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS - CONTINUED

5.	Adjustments to Unaudited Pro Forma Consolidated Statements of Operations (continued)

(d)	Represents depreciation and amortization expense computed using the straight-line method over the estimated useful lives of the related assets for the applicable Pro Forma Periods:

		Pro forma Adjustments
	Estimated Useful Life	Year Ended December 31, 2010	Nine Months Ended September 30, 2011
Land	N/A	$—	$—
Land improvements	15 years	17,250	13,500
Buildings	39 years	194,861	152,500
Above market leases	4.4 years	74,870	58,593
Below market leases	4.4 years	(14,023)	(10,974)
In-place leases	4.4 years	575,869	450,680
Tenant improvements	4.4 years	47,808	37,415

		$896,635	$701,714

Amortization expense related to above/below market leases is treated as an adjustment to rental income for GAAP purposes. Other depreciation and amortization expense is treated as an expense in the pro forma statements of operations.

(e)	Represents asset management fees for the applicable Pro Forma Period due to the Advisor in connection with the ownership of Gwinnett Center as described in Note 3.

(f)	Represents property management fees due to the Property Manager in connection with the management of Gwinnett Center as described in Note 3 for the applicable Pro Forma Period.

(g)	Represents the reversal of acquisition fees and expenses recognized during the nine months ended September 30, 2011 related to the acquisition of Gwinnett Center that were nonrecurring charges directly related to the pro forma transaction. The pro forma adjustments do not include the reversal of acquisition fees and costs related to any other acquisitions during the Pro Forma Periods.

(h)	Represents interest expense and amortization of loan costs relating to the Mortgage Note Payable as if the loan had been in place for the applicable Pro Forma Periods.

(i)	Represents bad debt expense related to the write off of the cumulative straight-line rent balance for lease terminations that occurred during the applicable Pro Forma Periods.

(j)	Historical net loss per share for the year ended December 31, 2010 was calculated based on the number of shares of common stock outstanding during the portion of 2010 the Company was operational (April 26, 2010 through December 31, 2010). For purposes of determining the weighted average number of shares of common stock outstanding, stock distributions are treated as if they were issued at the beginning of the periods presented. Therefore, the weighted average shares outstanding for the year ended December 31, 2010, have been revised to include stock distributions declared through September 30, 2011 as if they were outstanding for the full periods presented.

GLOBAL GROWTH TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS - CONTINUED

5.	Adjustments to Unaudited Pro Forma Consolidated Statements of Operations (continued)

In addition, as a result of Gwinnett Center being treated in the Pro Forma Consolidated Statements of Operations as operational for the full Pro Forma Periods, the Company assumed approximately 875,505 of additional shares of common stock were sold in its Offering as of January 1, 2010, and the net proceeds were available for the purchase of this property on such date. Consequently, the weighted average number of shares outstanding for the Pro Forma Periods was adjusted to reflect this amount of shares being issued on January 1, 2010 instead of the actual dates issued during 2011, and such shares were treated as outstanding for the full Pro Forma Periods. In addition, weighted average shares for 2010 were calculated as if the Company had been operational for the full year. Pro forma net loss per share was calculated based on the weighted average number of shares of common stock outstanding, as adjusted.

6.	Supplemental Pro Forma Information

Funds from operations (“FFO”) is a non-GAAP financial measure that is widely recognized in the REIT industry as a supplemental measure of operating performance. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO was developed by NAREIT as a relative measure of performance of an equity REIT in order to recognize that income-producing real estate has historically not depreciated on the basis as determined under GAAP, which implies that the value of real estate assets diminishes predictably over time. Management of the Company believes that FFO is a useful measure that should be considered along with, but not as an alternative to, net income (loss) when evaluating operating performance.

Management believes that in order to facilitate an enhanced understanding of the Company’s operating performance between periods and as compared to other equity REITs, pro forma FFO should be considered in conjunction with pro forma net loss as reported in the accompanying Unaudited Pro Forma Consolidated Statements of Operations and Notes thereto. FFO (i) does not represent cash generated from operating activities determined in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events that enter into the determination of net income (loss)), (ii) is not necessarily indicative of cash flow available to fund cash needs and (iii) should not be considered as an alternative to net income (loss) determined in accordance with GAAP as an indication of the Company’s operating performance, or to cash flow from operating activities determined in accordance with GAAP as a measure of either liquidity or the Company’s ability to make distributions. Pro forma FFO as presented may not be comparable to amounts calculated by other companies.

GLOBAL GROWTH TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS - CONTINUED

6.	Supplemental Pro Forma Information (continued)

The following table presents a reconciliation of pro forma net loss to pro forma FFO for the nine months ended September 30, 2011 and the year ended December 31, 2010:

	Nine Months Ended September 30, 2011	Year Ended December 31, 2010

Pro forma net loss	$(1,433,079)	$(970,957)
Adjustments:
Depreciation and amortization	654,095	835,788

Pro forma FFO	$(778,984)	$(135,169)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 5(i))	3,212,943	1,573,401

Pro forma net loss per share (basic and diluted)	$(0.45)	$(0.62)

Pro forma FFO per share (basic and diluted)	$(0.24)	$(0.09)